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     SUPPLEMENT DATED JUNE 3, 2009 TO THE PROSPECTUSES DATED MAY 1, 2009 OF
                      SELIGMAN INCOME AND GROWTH FUND, INC.
                              (THE "SELIGMAN FUND")

At a Special Meeting of Shareholders held on June 2, 2009, shareholders who owned shares of the Seligman Fund on April 3, 2009 approved the merger of the Seligman Fund into RiverSource Balanced Fund (the "RiverSource Fund"), which seeks to provide shareholders with a balance of growth of capital and current income. It is anticipated that the merger of the Seligman Fund into the RiverSource Fund will occur in the third quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 for a prospectus.